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                      US SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                   FORM 8-K/a



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





      Date Of Report (Date Of Earliest Event Reported): September 28, 2001
                                                        ------------------



                           YARDVILLE NATIONAL BANCORP
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

              New Jersey                               0-26086                             22-2670267
              -----------                              -------                             ----------
     (State or Other Jurisdiction                    (Commission                        (I.R.S. Employer
           of Incorporation)                         File Number)                      Identification No.)

                                 2465 Kuser Road
                           Hamilton, New Jersey 08690
                           --------------------------
                    (Address Of Principal Executive Offices)



                                 (609) 585-5100
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



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Item 5. Other Events

         On September 28, 2001, we issued a press release announcing a change in the number of shares issued and proceeds from the private placement completed August 22, 2001. The press release is filed as Exhibit 99.1 to this current report on Form 8-K/A and is incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

          Exhibit 99.1  Press Release dated September 28, 2001


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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        YARDVILLE NATIONAL BANCORP



                                        By:
                                           ----------------------------------
                                           Stephen F. Carman
                                           Secretary/Treasurer

Date: September 28, 2001


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                                  EXHIBIT INDEX


Exhibit Number        Description
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99.1                  Press Release dated September 28, 2001


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